UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2022, ContraFect Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 26,849,065 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 68.2 percent of the Company’s outstanding common stock as of the March 24, 2022 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2022.

Item 1 — Election of eight directors for a term of office expiring on the date of the annual meeting of stockholders in 2023 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Lishan Aklog, M.D.	13,153,541	6,975,866	6,719,658
Jane F. Barlow, M.D.	20,034,438	94,969	6,719,658
Sol J. Barer, Ph.D.	12,676,775	7,452,632	6,719,658
Steven C. Gilman, Ph.D.	20,034,903	94,504	6,719,658
David N. Low, Jr., M.B.A.	20,022,735	106,672	6,719,658
Michael J. Otto, Ph.D.	20,027,941	101,466	6,719,658
Roger J. Pomerantz, M.D., F.A.C.P.	20,008,824	120,583	6,719,658
Cary W. Sucoff, J.D.	20,018,886	110,521	6,719,658

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
26,677,848	86,741	84,476	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
19,645,402	416,447	67,558	6,719,658

Item 4 — Approval of the ContraFect Corporation 2022 Employee Stock Purchase Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
19,730,040	355,630	43,737	6,719,658

Based on the foregoing votes, the eight director nominees were elected and Items 2, 3 and 4 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: May 19, 2022	By:	/s/ Natalie Bogdanos
Natalie Bogdanos
General Counsel and Corporate Secretary